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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                        ________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT:  MAY 4, 2004
                        (Date of earliest event reported)

                        ________________________________

                               SEQUIAM CORPORATION
             (Exact name of registrant as specified in its charter)

                        ________________________________

         CALIFORNIA                      333-45678               33-0875030
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)


                                300 SUNPORT LANE
                             ORLANDO, FLORIDA 32809
               (Address of principal executive offices, zip code)

                                 (407) 541-0773
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
-----------------------------------------------

     On April 27, 2004, Sequiam Corporation (the "Company") closed a convertible debt transaction with Laurus Master Fund, Ltd. ("Laurus") providing up to $3.0
                                                 ------
million in financing. Under the arrangement, the Company delivered to Laurus a secured convertible term note, bearing interest at the Wall Street Journal Prime rate plus 2%, in the initial amount of $2.0 million, convertible into the Company's common stock (the "Note"), and a warrant to purchase up to 666,666
                             ----
shares of the Company's common stock.

     The Note has a term of three years. Interest shall be payable monthly in arrears commencing on June 1, 2004, and on the first day of each consecutive calendar month thereafter. Monthly amortization payments shall commence on August 2, 2004, at the rate of $60,606.

     The interest rate under the Note is subject to adjustment on a month by month basis if specified conditions are met (including that the common stock underlying the conversion of the Note and the warrant issued to Laurus are registered with the U.S. Securities and Exchange Commission and whether and to what extent the market price of the Company's common stock for the five (5) trading days preceding a particular determination date exceeds (or is less than) the fixed conversion price applicable to the Note).

     Laurus also has the option to convert all or a portion of the Note into shares of the Company's common stock at any time, subject to specified limitations, at a fixed conversion price of $0.66 per share. The Note is secured by a first lien on all the Company's and its subsidiaries' assets. In connection with the Note, Laurus was paid a fee of $105,000 and received a six-year warrant to purchase up to 666,666 shares of the Company's common stock at prices ranging from $0.83 per share to $1.16 per share. All stock conversion prices and exercise prices are subject to adjustment for stock splits, stock dividends or similar events. The Company also agreed to file a registration statement with the U.S. Securities and Exchange Commission covering the shares issuable upon conversion of the Note and the exercise of the warrant issued to Laurus.

     Laurus has committed to fund to the Company an additional $1.0 million under the financing arrangement on substantially similar terms as the initial $2.0 million funding, which additional $1.0 million will become available to the Company following its completion and/or achievement of certain conditions to funding, including, without limitation, certain performance benchmarks.

     The principal documents involved in the transaction are a Securities Purchase Agreement, a Master Security Agreement, a Secured Convertible Term Note, a Common Stock Purchase Warrant, a Registration Rights Agreement, a Stock Pledge Agreement, a Funds Escrow Agreement, an Incremental Funding Side Letter, a Grant of Security Interest in Patents and Trademarks for the Company and certain of its subsidiaries, a Subsidiary Guaranty and a Subordination Agreement, each of which is dated as of April 27, 2004 and a copy of which is attached hereto as an exhibit to this report.


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     A copy of the press release relating to the foregoing is set forth as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
----------------------------------------------------------------------------

     (a)  Financial  Statements  of  Businesses  Acquired.
          Not  Applicable.

     (b)  Pro  Forma  Financial  Information.
          Not  Applicable.

     (c)  Exhibits.

          10.1 Securities Purchase Agreement, dated April 27, 2004, between Sequiam Corporation and Laurus Master Fund, Ltd.

          10.2 Secured Convertible Term Note, dated April 27, 2004, made by Sequiam Corporation in favor of Laurus Master Fund, Ltd.

          10.3 Master Security Agreement, dated April 27, 2004, by and among Sequiam Corporation, Sequiam Software, Inc., Sequiam Biometrics, Inc., Sequiam Education, Inc., Sequiam Sports, Inc, Fingerprint Detection Technologies, Inc., and Laurus Master Fund, Ltd.

          10.4 Registration Rights Agreement, dated April 27, 2004, by and between Sequiam Corporation and Laurus Master Fund, Ltd.

          10.5 Common Stock Purchase Warrant, dated April 27, 2004, issued by Sequiam Corporation, in favor of Laurus Master Fund, Ltd.

          10.6 Subsidiary Guaranty, dated April 27, 2004, by and among Sequiam Software, Inc., Sequiam Biometrics, Inc., Sequiam Education, Inc., Sequiam Sports, Inc., and Fingerprint Detection Technologies, Inc.

          10.7 Grant of Security Interest in Patents and Trademarks, dated April 27, 2004, by and between Sequiam Corporation and the Purchaser

          10.8 Grant of Security Interest in Patents and Trademarks, dated April 27, 2004, by and between Sequiam Software, Inc. and Laurus Master Fund, Ltd.

          10.9 Grant of Security Interest in Patents and Trademarks, dated April 27, 2004, by and between Sequiam Sports, Inc. and Laurus Master Fund, Ltd.

          10.10 Grant of Security Interest in Patents and Trademarks, dated April 27, 2004, by and between Sequiam Biometrics, Inc. and Laurus Master Fund, Ltd.

          10.11 Stock Pledge Agreement, dated April 27, 2004 by and among Sequiam Corporation, Sequiam Software, Inc., Sequiam Biometrics, Inc., Sequiam


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
Education, Inc., Sequiam Sports, Inc, Fingerprint Detection Technologies, Inc., and Laurus Master Fund, Ltd.

          10.12 Incremental Funding Side Letter, dated April 27, 2004, by and between Sequiam Corporation and Laurus Master Fund, Ltd.

          10.13 Subordination Agreement, dated April 27, 2004, by and among Mark Mroczkowsi, Nick VandenBrekel and Laurus Master Fund, Ltd.

          10.14 Funds Escrow Agreement, dated April 27, 2004, by and by and among Sequiam Corporation, Laurus Master Fund, Ltd. and Dechert LLP.

          99.1   Press release of Sequiam Corporation, dated April 28, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SEQUIAM  CORPORATION


                           /s/  Mark L. Mroczkowski
Date: May 4, 2004          ------------------------------
                                Name: Mark L. Mroczkowski
                                     --------------------
                                Title: Senior Vice President and Chief Financial
                                      ------------------------------------------
Officer
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